UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 Form 8-K/A
                     AMENDMENT TO APPLICATION OR REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                       Southern National Corporation
            (Exact name of registrant as specified in its charter)

                       Commission file number: 0-4641


                               AMENDMENT NO. 2



   The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 11, 1994, as amended, as set forth in the pages attached hereto.


                 Item 7(a). Financial statements of business acquired.
                      Item 7(b). Proforma financial information.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SOUTHERN NATIONAL CORPORATION


Date: June 6, 1994             By: /s/ SHERRY A. KELLETT
                                       Sherry A. Kellett
                                       Executive Vice President and Controller


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   Pursuant to Items 7(a) and 7(b) of the registrant's Current Report on
Form 8-K dated February 11, 1994, as amended, the registrant hereby amends the following financial statements and proforma financial information:



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS



   (a) Financial statements of business acquired:



                 Consolidated Statement of Condition
                   The First Savings Bank, FSB
                       December 31, 1993
                     (Dollars in thousands)
                         (Unaudited)

Assets
  Cash and due from depository institutions                         $48,559
  Interest-bearing bank balances                                     31,010
  Federal funds sold and securities purchased under
    resale agreements or similar arrangements
  Investment securities                                             168,805
  Securities available for sale                                     345,614
  Loans held for sale                                               261,899
  Loans and leases, net of unearned income                        1,111,017
    Less-allowance for losses                                       (23,096)
      Net loans and leases                                        1,349,820

  Premises and equipment, net                                        22,865
  Other assets                                                       48,395

    Total assets                                                 $2,015,068

Liabilities and Shareholders' Equity
  Noninterest-bearing                                              $125,237
  Interest-bearing                                                1,361,336
    Total deposits                                                1,486,573

  Short-term borrowings                                              52,729
  Accounts payable and accrued liabilities                           80,802
  Long-term debt                                                    359,076

    Total liabilities                                             1,979,180

Shareholders' equity:

  Common stock                                                        9,233
  Paid-in-capital                                                    43,612
  Retained earnings                                                 (16,957)

    Total shareholders' equity                                       35,888

    Total liabilities and shareholders' equity                   $2,015,068


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                         The First Savings Bank, FSB
                     Consolidated Statement of Operations
                  For the Six Months Ended December 31, 1993
                 (Dollars in thousands except per share data)
                                (Unaudited)

Interest Income
  Interest and fees on loans and leases                            $58,100
  Interest and dividends on securities                              14,803
  Interest on temporary investments                                    418
    Total interest income                                           73,321

Interest Expense
  Interest on deposits                                              26,122
  Interest on short-term borrowings                                    914
  Interest on long-term debt                                         8,927
    Total interest expense                                          35,963

Net Interest Income                                                 37,358
  Provision for loan losses                                         16,504

Net Interest Income After Provision
  for Loan and Losses                                               20,854

Noninterest Income                                                   4,718

Noninterest Expense                                                113,472

Earnings
  Income before income taxes                                       (87,900)
  Provision for income taxes                                       (20,846)

Income before cumulative effect of changes
  in accounting principles                                         (67,054)
Less: cumulative effect of changes in accounting
  principles, net of income taxes                                   23,732

Net Income                                                        $(90,786)

Per Common Share:
  Net Income:
  Primary
    Income before cumulative effect                                 $(7.02)
    Less: cumulative effect, net of income taxes                     (2.49)
    Net income                                                      $(9.51)

  Fully-diluted
    Income before cumulative effect                                 $(7.02)
    Less: cumulative effect, net of income taxes                     (2.49)
    Net income                                                      $(9.51)

Average shares outstanding
  Primary                                                        9,545,682

  Fully-diluted                                                  9,545,682








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(b) Proforma combined financial information:





                       Southern National Corporation
                                    And
                        The First Savings Bank, FSB
                   Proforma Combined Statement of Income
                   For the Year Ended December 31, 1993
               (Dollars in thousands except per share data)

                                                                 1993
Interest Income
  Interest and fees on loans and leases                         $380,334
  Interest and dividends on securities                           136,254
  Interest on temporary investments                                2,090
       Total interest income                                     518,678
Interest Expense
  Interest on deposits                                           183,413
  Interest on short-term borrowings                               15,329
  Interest on long-term debt                                      23,118
       Total interest expense                                    221,860
Net Interest Income                                              296,818
  Provision for loan and lease losses                             26,423
Net Interest Income After Provision for Loan and Lease Losses    270,395
Noninterest Income
  Service charges on deposit accounts                             36,005
  Nondeposit fees and commissions                                 23,686
  Securities gains, net                                           12,979
  Other income                                                    11,227
       Total noninterest income                                   83,897
Noninterest Expense
  Personnel expense                                              125,479
  Occupancy and equipment expense                                 36,537
  Federal deposit insurance expense                               13,384
  Foreclosed property expense                                     21,914
  Other expense                                                  123,041
       Total noninterest expense                                 320,355
Earnings
  Income before income taxes                                      33,937
  Provision for income taxes                                      19,629
  Income before cumulative effect of
  changes in accounting principles                                14,308
    Less: cumulative effect of changes
    in accounting principles, net of
    income taxes                                                  27,304
  Net Income                                                     (12,996)
  Preferred dividend requirements                                  5,196
  Income applicable to common shares                            $(18,192)
Per Common Share
  Net income:
    Primary

       Income before cumulative effect                           $  0.23
       Less: cumulative effect                                      0.70
          Net income                                             $ (0.47)
    Fully-diluted
       Income before cumulative effect                           $  0.23
       Less: cumulative effect                                      0.70
          Net income                                             $ (0.47)

  Cash dividends paid per common share                           $  0.64